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                                                                EXHIBIT 10.15






                         AMCAST INDUSTRIAL CORPORATION
                         -----------------------------


                           1999 STOCK INCENTIVE PLAN
                           -------------------------


                                 PLAN DOCUMENT
                                 -------------























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                           1999 STOCK INCENTIVE PLAN

SECTION 1.  PURPOSE
-------------------

                  The purpose of this 1999 Stock Incentive Plan (the "Plan") is to promote the long-term success of Amcast Industrial Corporation (the "Company") by providing financial incentives to key employees of the Company and its subsidiaries who are in positions to make significant contributions toward such success. The Plan is designed to attract individuals of outstanding ability to employment with the Company and its subsidiaries and to encourage key employees to acquire a proprietary interest in the Company through stock ownership, to continue employment with the Company and its subsidiaries, and to render superior performance during such employment. To accomplish the purposes of the Plan, the Board of Directors of the Company establishes the Plan and authorizes the Committee referred to in Section 4 to administer the Plan in such manner and on such conditions as it deems appropriate, subject to the provisions of the Plan.

SECTION 2.  DEFINITIONS
-----------------------

                  (a) "Board" means the Board of Directors of the Company.

                  (b) "Change of Control" means and shall be deemed to have occurred on (i) the date upon which the Company is provided a copy of a
Schedule 13D, filed pursuant to Section 13(d) of the Securities Exchange Act of 1934 indicating that a group or person, as defined in Rule 13d-3 under said Act, has become the beneficial owner of 20% or more of the outstanding Voting Shares of the Company or the date upon which the Company first learns that a person or group has become the beneficial owner of 20% or more of the outstanding Voting Shares of the Company if a Schedule 13D is not timely filed as required under the Securities Exchange Act of 1934 or is not required to be filed; (ii) the date of a change in the composition of the Board of Directors of the Company such that individuals who were members of the Board of Directors on the date two years prior to such change (or who were subsequently elected to fill a vacancy in the Board, or were subsequently nominated for election by the Company's shareholders, by the affirmative vote of at least two-thirds of the directors then still in office who were directors at the beginning of such two year period) no longer constitute a majority of the Board of Directors of the Company; (iii) the date the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the Voting Shares of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Shares of the surviving entity) at least 80% of the total voting power represented by the Voting Shares of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (iv) the date shareholders of the Company approve a plan of






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complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

                  (c) "Code" means the Internal Revenue Code of 1986, as amended.

                  (d) "Committee" means the committee referred to in Section 4.

                  (e) "Employee" means any full-time key employee of the Company or any of its Subsidiaries.

                  (f) "Fair Market Value" means the mean of the high and low sales prices of a Share on the date when the value of a Share is to be determined, as reported on the New York Stock Exchange Composite Transactions Tape; or, if no sale is reported for such date, then on the next preceding date for which a sale is reported; or if the Shares are no longer listed on such exchange, the determination of such value shall be made by the Committee in accordance with applicable provisions of the Code and related regulations promulgated under the Code.

                  (g) "Gross Misconduct" means engaging in any act or acts involving conduct which violates Company policy or is illegal and which results, directly or indirectly, in personal gain to the individual involved at the expense of the Company or a Subsidiary.

                  (h) "Incentive Award" means an Option, Restricted Share Award, Performance Award, or Stock Appreciation Right granted under the Plan.

                  (i) "Incentive Stock Option" means an Option that is an Incentive Stock Option, as defined in Section 422 of the Code.

                  (j) "Nonqualified Stock Option" means an Option that is not an Incentive Stock Option.

                  (k) "Option" means a right to purchase Shares at a specified price.

                  (l) "Optionee" means the holder of an Option.

                  (m) "Participant" means an Employee selected to receive an Incentive Award.

                  (n) "Performance Award" means a right to receive Shares, cash, or a combination thereof, contingent upon the attainment of performance objectives determined in the discretion of the Committee as more fully set forth at Section 8 hereof.

                  (o) "Restricted Share Award" means a right to receive Shares that is nontransferable and subject to substantial risk of forfeiture until specific conditions are met; "Restricted Shares" means Shares which are the subject of a Restricted Share Award; and "Restricted Period" shall have the meaning ascribed to it at Section 7(a).

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                  (p) "Shares" means the Common Shares of the Company.

                  (q) "Stock Appreciation Right" shall have the meaning set forth at Section 9.

                  (r) "Subsidiary" means any company more than 50% of the voting stock of which is owned or controlled, directly or indirectly, by the Company.

                  (s) "Voting Shares" means any securities of the Company which vote generally in the election of directors.


SECTION 3.  SHARES SUBJECT TO THE PLAN
--------------------------------------

                  (a) MAXIMUM NUMBER - AGGREGATE. The maximum number of Shares that may be subject to Incentive Awards granted pursuant to the Plan shall be Four Hundred Fifty Thousand (425,000), subject to adjustment in accordance with
Section 3(c). The Shares which may be issued pursuant to Incentive Awards may be authorized and unissued Shares or Shares held in the Company's treasury. In the event of a lapse, expiration, termination, or cancellation of any Incentive Award granted under the Plan without the issuance of Shares or the payment of cash, or if Shares are issued under a Restricted Share Award and are reacquired by the Company as a result of rights reserved upon the issuance thereof, the Shares subject to or reserved for such Incentive Award shall no longer be charged against the 425,000 Share maximum and may again be used for new Incentive Awards.

                  (b) MAXIMUM NUMBER-PER EMPLOYEE. The maximum Incentive Awards that may be granted to each Employee in each fiscal year of the Company is as follows:

                           (i) With respect to Options, no more than 50,000 may
                  be granted;

                           (ii) With respect to Restricted Shares (not issued
                  in connection with Performance Awards), no more than $750,000 of such Shares may be issued;

                           (iii) With respect to Performance Awards, no more
                  than $750,000 of Performance Shares may be granted (based on the Fair Market Value of Shares on the date the award is granted, not the date the award is earned or paid); and

                           (iv) With respect to Stock Appreciation Rights, no
                  more than 50,000 may be granted.

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                  (c) RECAPITALIZATION ADJUSTMENT. In the event of any change affecting the Shares by reason of any share dividend or split, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other corporate change, or any distribution to a holder of Shares other than ordinary cash dividends, the Committee shall make such adjustment, if any, as it may deem appropriate to avoid dilution in the number and kind of shares authorized for issuance under the Plan, in the number and kind of shares covered by Incentive Awards and, in the case of Options, in the option price.

SECTION 4.  ADMINISTRATION
--------------------------

                  (a) COMMITTEE. The Plan shall be administered by a Committee of the Board, comprised of three or more directors, who shall from time to time be appointed by, and serve at the pleasure of, the Board. Each director serving on the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and an "outside director" within the meaning of Section 162(m) of the Code.

                  (b) AUTHORITY. The Committee shall have and exercise all the power and authority granted to it under the Plan. Subject to the provisions of the Plan, the Committee shall have authority in its sole discretion from time to time (i) to designate from Employees the persons who shall be granted Incentive Awards; (ii) to prescribe such limitations, restrictions and conditions upon any such awards as the Committee shall deem appropriate, including establishing and administering performance goals and certifying whether the performance goals have been attained; (iii) to interpret the Plan and to adopt, amend and rescind rules and regulations relating to the Plan; and
(iv) to make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan.

                  (c) COMMITTEE ACTIONS. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at a meeting at which a quorum is present, or acts reduced to or approved in writing by all members of the Committee, shall be acts of the Committee. All such actions shall be final, conclusive, and binding. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Incentive Award thereunder.

                  (d) INTERPRETATION AND CONSTRUCTION. Any provision of this Plan to the contrary notwithstanding, (i) certain designated Incentive Awards under this Plan are intended to qualify as performance-based compensation within the meaning of Code Section 162(m)(4)(C) and (ii) any provision of the Plan that would prevent a designated Incentive Award from so qualifying shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall to that extent be disregarded.

SECTION 5.  ELIGIBILITY AND INCENTIVE AWARDS
--------------------------------------------

                  (a) ELIGIBLE EMPLOYEES. The Committee may grant Incentive Awards to officers and other Employees.

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                  (b) INCENTIVE AWARDS. Incentive Awards may be granted in any one or more combinations of (i) Incentive Stock Options, (ii) Nonqualified Stock Options, (iii) Restricted Share Awards, (iv) Performance Awards, and (v) Stock Appreciation Rights. All Incentive Awards shall be subject to such other terms and conditions as may be established by the Committee. Determinations by the Committee under the Plan, including without limitation, designation of Participants, the form, amount and timing of Incentive Awards, the terms and provisions of Incentive Awards, and the written agreements evidencing Incentive Awards, need not be uniform and may be made selectively among Employees who receive, or are eligible to receive, Incentive Awards hereunder, whether or not such Employees are similarly situated.

                  (c) EMPLOYMENT. The Plan and the Incentive Awards granted hereunder shall not confer upon any Employee the right to continued employment with the Company or affect in any way the right of the Company to terminate the employment of an Employee at any time and for any reason.

SECTION 6.  OPTIONS
-------------------

                  The Committee may grant Incentive Stock Options and Nonqualified Stock Options and such Options shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

                  (a) OPTION PRICE. The option price per Share with respect to each Option shall be determined by the Committee but shall not be less than the Fair Market Value of a Share on the date the Option is granted.

                  (b) PERIOD OF OPTION. The period of each Option shall be fixed by the Committee but in no case may an option be exercised more than ten years after the date of its grant.

                  (c) EXERCISE OF OPTION. An Option may be exercised with respect to all Shares covered thereby or may be exercised with respect to a specified number of Shares over a specified period or periods as determined by the Committee. Any Shares not purchased during a specified period may be purchased thereafter at any time prior to the expiration of the Option unless the Committee determines otherwise. Except as otherwise provided herein, an Option may be exercised only if the Optionee has been continuously employed by the Company since the date upon which the Option was granted. Whether authorized leave of absence or absence for military or governmental service shall constitute a termination of employment shall be determined by the Committee.

                  (d) TERMINATION OF EMPLOYMENT. In the event an Optionee ceases to be employed by the Company for any reason (other than death or Gross Misconduct), the Optionee may exercise an Option within three months after such termination of employment to the extent he was entitled to exercise it on the date of such termination of employment; provided, however,




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that if such Optionee is an officer or director of the Company, such Optionee may exercise an Option within seven months after such termination of employment.

                  (e) RETIREMENT. In the event an Optionee ceases to be employed by the Company because he retires under a retirement plan of the Company or otherwise retires with the consent of the Company, the Optionee may exercise an Option within three months after the date of his retirement to the extent the Option was exercisable on the date of his retirement. The Committee, however, in its discretion, may provide that any outstanding Option which is not yet exercisable upon the retirement of the Optionee may become exercisable and may extend the period after retirement during which any Option may be exercised.

                  (f) DEATH. In the event an Optionee shall die while employed by the Company or after his termination of employment with the Company but at a time that an Option held by him was exercisable, then the Option may be exercised within one year after the Optionee's death to the extent that the Optionee was entitled to exercise it on the date of his death, by the person or persons (including the Optionee's estate) to whom his rights under such an Option shall have passed by will or by the laws of descent and distribution.

                  (g) LIMITS ON INCENTIVE STOCK OPTIONS. Except as may be permitted by the Code, the Fair Market Value of Shares (determined at the time of grant of Options) as to which Incentive Stock Options held by an Optionee first become exercisable in any calendar year shall not exceed $100,000. In addition, no Incentive Stock Option shall be granted to an Employee who possesses, directly or indirectly (within the meaning of Section 424(d) of the Code), at the time of grant more than 10% of the combined voting power of all classes of stock of the Company unless the option price is at least 110% of the Fair Market Value of the Shares subject to the Option on the date such Option is granted and such Incentive Stock Option is not exercisable after the expiration of five years from the date of grant.

                  (h) NOTICE OF EXERCISE AND PAYMENT. An Option granted under the Plan may be exercised by the Optionee giving written notice of exercise to the Committee. The Option price for the Shares purchased shall be paid in full at the time such notice is given. An Option shall be deemed exercised on the date the Committee receives written notice of exercise, together with full payment for the Shares purchased. The Option price shall be paid to the Company either in cash, by delivery to the Company of Shares already-owned by the Optionee or any combination of cash and such Shares. The Committee may, however, at any time and in its discretion, adopt guidelines limiting or restricting the use of already-owned Shares to pay all or any portion of the Option price. In the event already-owned Shares are used to pay all or a portion of the Option price, the amount credited to payment of the Option price shall be the Fair Market Value of the already-owned Shares on the date the Option is exercised.

                  (i) FRACTIONAL SHARES. No fractional shares shall be issued pursuant to the exercise of an Option, nor shall any cash payment be made in lieu of fractional shares.

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SECTION 7.  RESTRICTED SHARE AWARDS
-----------------------------------

                  The Committee may issue Shares to an Employee which Shares shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe in connection with the grant of a Restricted Share Award:

                  (a) GENERAL. With respect to each grant of Restricted Shares, the Committee, in its sole discretion, shall determine the period during which the restrictions set forth at Subsection 7(b) shall apply to the Restricted Shares (the "Restricted Period").

                  (b) RESTRICTIONS. At the time of grant of Restricted Shares to an Employee, a certificate representing the number of Shares granted shall be registered in his name but shall be held by the Company for the account of the Employee. The Employee shall have the entire beneficial ownership interest in, and all rights and privileges of a shareholder as to, such Restricted Shares, including the right to receive dividends and the right to vote such Restricted Shares, subject to the following restrictions: (i) subject to
Section 7(c), the Employee shall not be entitled to delivery of the Share certificate until the expiration of the Restricted Period; (ii) none of the Restricted Shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period; and (iii) all of the Restricted Shares shall be forfeited and all rights of the Employee to such Restricted Shares shall terminate without further obligation on the part of the Company unless the Employee remains in the continuous employment of the Company for the entire Restricted Period in relation to which such Restricted Shares were granted, except as provided by Section 7(c). Any Shares received with respect to Restricted Shares as a result of a recapitalization adjustment pursuant to Section 3(c) shall be subject to the same restrictions as such Restricted Shares.

                  (c)      TERMINATION OF EMPLOYMENT.

                           (i) RETIREMENT. If an Employee ceases to be employed
                  by the Company prior to the end of a Restricted Period by reason of normal retirement under a retirement plan of the Company or the Employee otherwise retires with the consent of the Company, the number of Restricted Shares granted to such Employee for such Restricted Period shall be reduced in proportion to the Restricted Period (determined on a quarterly basis) remaining after the Employee ceases to be an Employee and all restrictions on such reduced number of Shares shall lapse. A certificate for such Shares shall be delivered to the Employee in accordance with the provisions of Section 7(d) hereof. The Committee may, if it deems appropriate, direct that the Employee receive a greater number of Shares free of all restrictions but not exceeding the number of Restricted Shares then subject to the restrictions of Section 7(b).

                           (ii) DEATH. If an Employee ceases to be employed by
                  the Company prior to the end of a Restricted Period by reason of death, the Restricted Shares granted to such Employee shall immediately vest in his beneficiary or estate and




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                  all restrictions applicable to such Shares shall lapse. A
                  certificate for such Shares shall be delivered to the Employee's beneficiary or estate in accordance with the provisions of Subsection 7(d).

                           (iii) ALL OTHER TERMINATIONS. If an Employee ceases
                  to be an Employee prior to the end of a Restricted Period for any reason other than retirement or death, the Employee shall immediately forfeit all Restricted Shares then subject to the restrictions of Section 7(b) in accordance with the provisions thereof, except that the Committee may, if it finds that the circumstances in the particular case so warrant, allow an Employee whose employment has so terminated to retain any or all of the Restricted Shares then subject to the restrictions of Section 7(b) and all restrictions applicable to such retained shares shall lapse. A certificate for such retained shares shall be delivered to the Employee in accordance with the provisions of Section 7(d).

                  (d) PAYMENT OF RESTRICTED SHARES. At the end of the Restricted Period or at such earlier time as provided for in Subsection 7(c), all restrictions applicable to the Restricted Shares shall lapse and a Share certificate for a number of Shares equal to the number of Restricted Shares, free of all restrictions, shall be delivered to the Employee or his beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional Share but will pay, in lieu thereof, the Fair Market Value (measured as of the date the restrictions lapse) of such fractional Share to the Employee or his beneficiary or estate, as the case may be.

SECTION 8. PERFORMANCE AWARDS
-----------------------------

                  The Committee may grant to Employees Performance Awards which shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe in connection with the grant of a Performance Award:

                  (a) AWARD PERIOD AND PERFORMANCE GOALS. The Committee shall determine and include in a Performance Award the period of time during which a Performance Award may be earned ("Award Period"). The Committee may also establish performance objectives ("Performance Goals") to be met by the Company, Subsidiary or division during the Award Period as a condition to payment of the Performance Award. The Performance Goals may include minimum and optimum objectives or a single set of objectives.

                  With respect to Performance Awards that are intended to qualify as "performance based" within the meaning of Code Section 162(m)(4)(C), the Committee shall (i) select the Employees for such Incentive Awards, (ii) establish in writing the applicable performance goals no later than 90 days after the commencement of the period of service to which the performance goals relate (or such earlier or later date as may be the applicable deadline for compensation payable hereunder to qualify as "performance based" within the meaning of Code Section 162(m)(4)(C)), and (iii) designate the Performance Awards that are to qualify as "performance based" within the meaning of Code
Section 162(m)(4)(C).


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                  The Committee shall establish in writing the Performance
Goals for each Award Period which shall be based on any of the following performance criteria, either alone or in any combination, on either a consolidated or business unit or divisional level, and which shall include or exclude discontinued operations and acquisition expenses (e.g., pooling of interests), as the Committee may determine: level of sales, earnings per share, income before income taxes and cumulative effect of accounting changes, income before cumulative effect of accounting changes, net income, return on assets, return on equity, return on capital employed, total stockholder return, market valuation, cash flow and completion of acquisitions. The foregoing criteria shall have any reasonable definitions that the Committee may specify, which may include or exclude any or all of the following items, as the Committee may specify: extraordinary, unusual or non-recurring items; effects of accounting changes; effects of currency fluctuations; effects of financing activities (e.g., effect on earnings per share of issuing convertible debt securities); expenses for restructuring or productivity initiatives; non-operating items; acquisition expenses (e.g., pooling of interests); and effects of divestitures. Any such performance criterion or combination of such criteria may apply to the participant's award opportunity in its entirety or to any designated portion or portions of the award opportunity, as the Committee may specify.

                  (b) NO DISCRETION. With respect to Performance Awards that are intended to qualify as "performance based" within the meaning of Code
Section 162(m)(4)(C), the Committee has no discretion to increase the amount of the award due upon attainment of the applicable performance goals. No provision of this Plan shall preclude the Committee from exercising negative discretion with respect to any award hereinafter (I.E., to reduce or eliminate the award payable) within the meaning of Treasury Regulation Section 1.162-27(e)(2)(iii)(A).

                  (c) PERFORMANCE AWARD EARNED. The Performance Awards shall be expressed in terms of Shares and referred to as "Performance Shares." With respect to each Performance Award, the Committee shall fix the number of allocable Performance Shares. The level of Performance Goals attained will determine the percentage of Performance Shares earned for an Award Period. After completion of the Award Period, the Committee shall certify in writing the extent to which the Performance Goals and other material terms applicable to such award are attained. Unless and until the Committee so certifies, the Performance Award shall not be paid.

                  (d) PERFORMANCE AWARD PAYMENT. The Committee, in its discretion, may elect to make payment of the Performance Award in Restricted Shares, Shares, cash or any combination of the foregoing. If the Performance Award is paid in Shares or Restricted Shares, the Company shall issue one Share or Restricted Share for each Performance Share earned. If the Performance Award is paid in cash, the cash payable shall be equal to the Fair Market Value of the Performance Shares earned as of the last day of the Award Period.

                  (e) REQUIREMENT OF EMPLOYMENT. A grantee of a Performance Award must remain in the employment of the Company until the completion of the Award Period in order to be entitled to payment under the Performance Award; provided that the Committee may, in its sole discretion, provide for a partial or full payment of the Performance Award that would have been payable if the grantee had continued employment for the entire Award Period, which shall




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be paid at the same time as would have been paid if no termination of employment occurred, but only if and to the extent the exercise of such discretion does not prevent any designated Incentive Award from qualifying as "performance based" within the meaning of Code Section 162(m)(4)(C).

                  (f) DIVIDENDS. The Committee may, in its discretion, at the time of the granting of a Performance Award, provide that any dividends declared on Shares during the Award Period, and which would have been paid with respect to Performance Shares had they been owned by a grantee, be (i) paid to the grantee, or (ii) accumulated for the benefit of the grantee and used to increase the number of Performance Shares of the grantee.

SECTION 9.  STOCK APPRECIATION RIGHTS
-------------------------------------

                  The Committee may, at any time, in its discretion, grant a right to receive the appreciation in the Fair Market Value of Shares ("Stock Appreciation Right") either separately or in tandem with Options. Stock Appreciation Rights shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

                  (a) TIME AND PERIOD OF GRANT. If a Stock Appreciation Right is granted in tandem with an Option, it may be granted at the time the Option is granted or at any time thereafter but prior to the expiration of the Option. If a Stock Appreciation Right is granted in tandem with an Option, at the time the Stock Appreciation Right is granted, the Committee may limit the exercise period for such Stock Appreciation Right, before and after which period no Stock Appreciation Right shall attach to the related Option. If a Stock Appreciation Right is granted separately from an Option, the period for exercise of the Stock Appreciation Right shall not exceed ten years from the date of grant.

                  (b) VALUE OF STOCK APPRECIATION RIGHT. If a Stock Appreciation Right is granted in tandem with an Option, the Optionee will be entitled to surrender the Option which is then exercisable and receive in exchange therefor an amount in cash equal to the excess of the Fair Market Value of a Share on the date the election to surrender is received by the Committee over the Option price multiplied by the number of Shares covered by the Option or portion thereof which is surrendered. In the event a Stock Appreciation Right granted in tandem with an Option is exercised, the right of the Optionee to exercise the related Option shall be canceled to the extent Shares covered by such Option are used to calculate cash paid upon exercise of the related Stock Appreciation Right. If a Stock Appreciation Right is granted separately from an Option, the Optionee will receive upon exercise of the Stock Appreciation Right an amount in cash equal to the excess of the Fair Market Value of a Share on the date the election to exercise such Stock Appreciation Right is received by the Committee over the Fair Market Value of a Share on the date of grant multiplied by the number of Shares as to which the Stock Appreciation Right is being exercised.

                  (c) EXERCISE OF RIGHTS AND PAYMENT. A Stock Appreciation Right which is in tandem with an Option may be exercised when the related Option is exercisable, provided,




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however, such a Stock Appreciation Right may only be exercised on a date or dates on which the Fair Market Value of a Share exceeds the option price per Share applicable to the related option. A Stock Appreciation Right which is granted separate from an Option may be exercised at such times as specified in the written instrument evidencing such right. Notwithstanding the foregoing, an officer or director of the Company may only exercise a Stock Appreciation Right in accordance with the provisions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. An Employee may exercise a Stock Appreciation Right by giving written notice of exercise, specifying the number of Shares as to which the right is exercised, to the Committee. Provided the exercise is valid and in accordance with the terms of the Plan, the Company shall promptly, after the receipt of such a notice, pay to the Employee the cash to which he is entitled.

SECTION 10.  NON-ASSIGNABILITY OF INCENTIVE AWARDS
--------------------------------------------------

                  No Incentive Award granted under the Plan shall be assigned, transferred, pledged, or otherwise encumbered by an Employee, otherwise than by will, by designation of a beneficiary after death, or by the laws of descent and distribution, or be made subject to execution, attachment or similar process. Each Incentive Award shall be exercisable during the Employee's lifetime only by the Employee or, if permissible under applicable law, by the Employee's guardian or legal representative.

SECTION 11.  CHANGE OF CONTROL
------------------------------

                  (a) GENERAL. In order to maintain all of the Employee's rights in the event of a Change of Control of the Company, the Committee, in its sole discretion, may, as to any Incentive Award, either at the time that an Incentive Award is made or any time thereafter, take any one or more of the following actions:

                           (i) provide for the acceleration of any time periods
                  relating to the exercise or realization of any such award, so that such award may be exercised or realized in full on or before a date fixed by the Committee,

                           (ii) provide for the purchase of any such award by
                  the Company, upon an Employee's request, for an amount of cash equal to the amount that could have been attained upon the exercise of such award or realization of such Employee's rights had such award been currently exercisable or payable,

                           (iii) make such adjustment to any such award then
                  outstanding as the Committee deems appropriate to reflect a Change of Control, or

                           (iv) cause any such award then outstanding to be
                  assumed, or new rights substituted therefor, by the acquiring or surviving corporation, if any, in connection with a Change of Control.

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                  (b) OPTIONS. All outstanding Options which are not yet
exercisable shall become immediately exercisable in full in the event of a Change of Control of the Company.

SECTION 12.  TAXES
------------------

                  (a) WITHHOLDING FOR TAXES. The Company shall be entitled, if necessary or desirable, to withhold the amount of any tax attributable to any amounts payable under any Incentive Award and the Company may defer making payment of any Incentive Award if any such tax, charge, or assessment may be pending until indemnified to its satisfaction.

                  (b) USE OF SHARES FOR TAX WITHHOLDING PAYMENTS. With the approval of the Committee, Shares may be used in lieu of cash to pay all or any part of the mandatory federal, state or local withholding tax payments to be made by the Employee in connection with an Incentive Award, as follows:

                           (i) NONQUALIFIED STOCK OPTIONS. (a) The holder of a
                      Nonqualified Stock Option may elect to have the Company retain from the Shares to be issued upon exercise of such an option Shares having a Fair Market Value equal to the withholding tax to be paid; or (b) the holder of a Nonqualified Stock Option may deliver to the Company already-owned Shares having a Fair Market Value equal to the withholding tax to be paid and in such case, the election to use already-owned Shares for such purpose and the exercise of the Nonqualified Stock Option may occur at any time.

                           (ii) RESTRICTED SHARE AWARDS. If withholding taxes
                      are required to be paid at the time Restricted Shares are delivered to an Employee or at the expiration of the Restricted Period, then the Employee may pay such taxes by delivering to the Company already-owned Shares having a Fair Market Value equal to the amount of the withholding tax being paid by the use of already-owned Shares.

                           (iii) PERFORMANCE SHARES. If withholding taxes are
                      required to be paid at the time Shares are delivered to an Employee as a Performance Award, then the Employee may pay such taxes by delivering to the Company already-owned Shares having a Fair Market Value equal to the amount of the withholding tax being paid by the use of already-owned Shares.

SECTION 13.  COMPLIANCE WITH LAWS AND EXCHANGE REQUIREMENTS
-----------------------------------------------------------

                  No Option or Stock Appreciation Right shall be granted and no Shares shall be issued in connection with any Incentive Award unless the grant of the Option or the Stock Appreciation Right and the issuance and delivery of Shares or cash pursuant to the Incentive




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

Award shall comply with all relevant provisions of state and federal law, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed.

SECTION 14.  AMENDMENT AND TERMINATION OF PLAN
----------------------------------------------

                  (a) AMENDMENT. The Board may from time to time amend the Plan, or any provision thereof, in such respects as the Board may deem advisable except that it may not amend the Plan without shareholder approval so as to:

                           (i) increase the maximum number of Shares that may
                  be issued under the Plan except in accordance with Section
                  3(c);

                           (ii) permit the granting of Options with exercise
                  prices lower than those specified in Section 6;

                           (iii) materially modify the requirements as to
                  eligibility for participation in the Plan; or

                           (iv) prevent future grant of Incentive Awards to
                  qualify as "performance based" within the meaning of Section 162(m)(4)(C) of the Code.

                  (b) TERMINATION. The Board may at any time terminate the Plan.

                  (c) EFFECT OF AMENDMENT OR TERMINATION. Any amendment or the termination of the Plan shall not adversely affect any Incentive Award previously granted nor disqualify an Incentive Award from being treated as "performance based" within the meaning of Section 162(m)(4)(C) of the Code. Incentive Awards outstanding at the time that the Plan is amended or terminated shall remain in full force and effect as if the Plan had not been amended or terminated.

SECTION 15.  NOTICES
--------------------

                  Each notice relating to the Plan shall be in writing and delivered in person or by certified or registered mail to the proper address. Each notice to the Committee shall be addressed as follows: Amcast Industrial Corporation, 7887 Washington Village Drive, Post Office Box 98, Dayton, Ohio 45401-0098, Attention: Compensation Committee. Each notice to a Participant shall be addressed to the Participant at the address of the Participant maintained by the Company on its books and records. Anyone to whom a notice may be given under this Plan may designate a new address by written notice to the other party to that effect.




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



SECTION 16.  BENEFITS OF PLAN
-----------------------------

                  This Plan shall inure to the benefit of and be binding upon each successor of the Company. All rights and obligations imposed upon a Participant and all rights granted to the Company under this Plan shall be binding upon the Participant's heirs, legal representatives and successors.

SECTION 17.  PRONOUNS AND PLURALS
---------------------------------

                  All pronouns shall be deemed to refer to the masculine, feminine, singular or plural, as the identity of the person or persons may require.

SECTION 18.  SHAREHOLDER APPROVAL AND TERM OF PLAN
--------------------------------------------------

                  (a) The Plan shall become effective upon its adoption by the Board. No payment of cash or Shares in connection with an Incentive Award shall be made, and no Option shall be exercised, prior to the approval of the Plan by the affirmative vote of the holders of a majority of the outstanding Shares present, in person or by proxy, and entitled to vote at an annual meeting of the shareholders of the Company. Unless the Plan shall be so approved by the shareholders of the Company at the next annual meeting after its adoption by the Board, the Plan shall terminate and all Incentive Awards granted under the Plan shall be canceled.

                  (b) Unless sooner terminated under Section 14, the Plan shall be in effect from the date of its adoption by the Board and automatically terminate on the tenth anniversary of its adoption by the Board.

---------------------

(1)        The Plan was approved by the Board on August 25, 1999.






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